Exhibit 10.5

NOTICE OF GRANT OF RESTRICTED STOCK UNITS


Today is MM/DD/YYYY, 00:00:00 AM EDT. Market Status: Open

Grant Acknowledgement Pending

Date         Number   Type Price  Amount    Expiration
                                  Granted        Date
--------     -------- ---- -----  -------   -----------
MM/DD/YYYY   000000   NQO  0.00      0       N/A

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